UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________


                                    FORM 8-K

                                 CURRENT REPORT

                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 March 28, 2003


                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

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                                      Ohio
                 (State or Other Jurisdiction of Incorporation)


        000-24498                                        65-0190407
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(Commission File Number)                    (I.R.S. Employer Identification No.)


375 North Front Street, Suite 300, Columbus, Ohio              43215
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    (Address of Principal Executive Offices)                 (Zip Code)


Registrant's Telephone Number, Including Area Code:              (614) 255-3333


               1105 Schrock Road, Suite 437, Columbus, Ohio 43229
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 12.  Results of Operations and Financial Condition
--------  ---------------------------------------------

          The following exhibit is included with this Report:

          Exhibit 99.1   Press  release,   dated  March  28,  2003,   announcing
                         earnings of Diamond Hill Investment Group, Inc. for the year ended December 31, 2002.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.



Date:  March 31, 2003                   By: /s/ James F. Laird
                                            ------------------------------------
                                            James F. Laird, Chief Financial
                                            Officer and Secretary

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